Brown Advisory Equity Income Fund
Schedule of Investments
March 31, 2022 (Unaudited)

Shares	Security Description	Value $
Common Stocks - 92.5%
Communication Services - 1.9%
36,407	Comcast Corp.	1,704,576
Consumer Discretionary - 11.5%
18,720	Best Buy Co., Inc.	1,701,648
6,947	Home Depot, Inc.	2,079,445
7,658	Lowe's Companies, Inc.	1,548,371
9,318	McDonald's Corp.	2,304,155
12,596	Target Corp.	2,673,123
		10,306,742
Consumer Staples - 5.3%
16,683	Procter & Gamble Co.	2,549,162
42,043	Reynolds Consumer Products, Inc.	1,233,542
21,565	Unilever PLC ADR	982,717
		4,765,421
Energy - 2.0%
95,970	Kinder Morgan, Inc.	1,814,793
Financials - 17.3%
11,104	Ameriprise Financial, Inc.	3,335,198
52,909	Bank of America Corp.	2,180,909
24,578	Blackstone, Inc.	3,119,931
10,866	Chubb Ltd.	2,324,237
4,380	Erie Indemnity Co.	771,449
17,409	JPMorgan Chase & Co.	2,373,195
8,955	T. Rowe Price Group, Inc.	1,353,907
		15,458,826
Health Care - 18.3%
18,050	AbbVie, Inc.	2,926,085
20,226	CVS Health Corp.	2,047,073
14,856	Gilead Sciences, Inc.	883,189
10,364	Johnson & Johnson	1,836,812
15,372	Medtronic PLC	1,705,523
36,491	Merck & Co., Inc.	2,994,087
20,798	Novartis AG ADR	1,825,025
4,171	UnitedHealth Group, Inc.	2,127,085
		16,344,879
Industrials - 6.0%
6,989	Cummins, Inc.	1,433,514
4,101	L3Harris Technologies, Inc.	1,018,975
6,863	Otis Worldwide Corp.	528,108
11,313	United Parcel Service, Inc.	2,426,186
		5,406,783
Information Technology - 23.6%
5,691	Accenture PLC	1,919,176
6,026	Analog Devices, Inc.	995,375
33,924	Apple, Inc.	5,923,470
13,614	Automatic Data Processing, Inc.	3,097,729
55,531	Cisco Systems, Inc.	3,096,408
19,738	Microsoft Corp.	6,085,423
		21,117,581
Materials - 4.4%
22,974	Dow, Inc.	1,463,903
7,644	Linde PLC	2,441,723
		3,905,626
Utilities - 2.2%
22,877	Dominion Energy, Inc.	1,943,859
Total Common Stocks (Cost $39,426,341)		82,769,086

Preferred Stocks - 1.4%
Financials - 0.6%
7,714	KKR & Co., Inc. - Series C, 6.00%	573,227
Health Care - 0.8%
13,168	Becton, Dickinson & Co. Depositary Shares^	695,534
Total Preferred Stocks (Cost $1,068,722)		1,268,761

Real Estate Investment Trusts - 3.9%
7,686	American Tower Corp.	1,930,877
18,817	W.P. Carey, Inc.	1,521,166
Total Real Estate Investment Trusts (Cost $1,865,749)		3,452,043

Short-Term Investments - 2.4%
Money Market Funds - 2.4%
2,151,200	First American Government Obligations Fund - Class Z, 0.15%#	2,151,200
Total Short-Term Investments (Cost $2,151,200)		2,151,200
Total Investments - 100.2% (Cost $44,512,012)		89,641,090
Liabilities in Excess of Other Assets - (0.2)%		(207,126)
NET ASSETS - 100.0%		$89,433,964

ADR - American Depositary Receipt
^ Each depositary share represents 1/20th interest in a share of Becton, Dickinson and Co. 6.00% Mandatory Convertible Preferred Stock, Series B. Each outstanding depositary share will automatically convert on June 1, 2023 into a number of shares of common stock. Refer to the company's filings at sec.gov for additional information.

# Annualized seven-day yield as of the date of this report.

Various inputs may be used to determine the value of the Fund's investments. These inputs are summarized in three broad levels. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of the date of this report, all of the Fund's investments were categorized as Level 1 securities.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC ('S&P'). (GICS®) is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.